American Century Strategic Asset Allocations, Inc.

Prospectus Supplement

Newton Fund

Supplement dated January 26, 2009 ¡ Prospectus dated April 1, 2008

The Board of Directors has approved management's plan to liquidate the fund on March 31, 2009.

The fund will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on February 13, 2009. After such time, the advisor also will waive the fund's 2% redemption fee for shares held less than 180 days.

To prepare for the closing and liquidation of the fund, the fund's portfolio managers may need to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. As a result, the fund may not be fully pursuing stated investment objectives.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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